Exhibit 99.1

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors
Lanark Master Issuer plc
3rd Floor, Suite 2
11-12 St. James’s Square
London
SW1Y 4LB
United Kingdom
(the “Issuer”)

The Board of Directors
Clydesdale Bank plc
30 St. Vincent Place
Glasgow
G1 2HL
United Kingdom
(the “Seller”)

Merrill Lynch International
2 King Edward Street
London
EC1A 1HQ
(“MLI”)

BNP Paribas
16 boulevard des Italiens
75009 Paris
France
(“BNPP” and together with MLI, the “Arrangers”)

Barclays Bank plc
One Churchill Place
London
E14 5HP
(“Barclays”)

Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London
E14 5LB
(“CGML”)

Standard Chartered Bank
1 Basinghall Avenue
London
EC2V 5DD
(“Standard Chartered” and together with the Arrangers, Barclays and CGML, the “Joint Lead Managers”)

and the Managers (as defined under Appendix 1 of the engagement letter)

12 April 2022

PROPOSED ISSUE BY LANARK MASTER ISSUER PLC OF SERIES 2022-1 NOTES (the “Issue”) UNDER THE £20 BILLION RESIDENTIAL MORTGAGE BACKED NOTE PROGRAMME (the “Programme”)

Dear Sirs/ Madams

We have performed the procedures enumerated below, on certain residential mortgage loans, which were agreed to by the Issuer, the Seller, the Arrangers, the Joint Lead Managers and the Managers (as defined in Appendix 1 of the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the “Loan Pool” related to the issuance of residential mortgage backed floating rate securities by the Issuer. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Issuer, the Seller, the Arrangers, the Joint Lead Managers and the Managers. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Board of Directors of the Seller, the Arrangers, the Joint Lead Managers and the Managers identified in Appendix 1 of the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer and the Seller, and the sufficiency of the procedures is solely the responsibility of the Issuer, the Seller, the Arrangers, the Joint Lead Managers and the Managers as discussed above. The Issuer and the Seller shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Seller, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The procedures performed were as defined in Appendix 4 of the Engagement Letter (the “Agreed Upon Procedures”).

The Seller provided us with a file, ‘Deloitte Selection.xlsx’ (the “First Pool Run”), which contained a total of 37,240 pseudonymised account numbers for each mortgage loan in the Loan Pool. A random sample of 457 mortgage loans was selected from the First Pool Run using the sampling approach below (the “Sample”).

The Seller then provided us with the data file ‘Lanark 2022-1 AUP Audit Sample - Deloitte.xlsx’ (the “Sample Pool”) which contained information for each loan in the Sample Pool as at 31 January 2022 (the “Cut-off Date”).

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.14 under the agreed upon procedures section below, has been limited to confirming that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed Upon Procedures was the Application Form, latest offer, KFI, Home Loan Details, Home Loan Additional Information Form, Certificate of Title (“COT”), Official Copy of Register Entries, valuation report (or a letter from the valuer), income documentation, Autoscore Decision Printout, Autoscore Archive Database, and the ALS loan administration system of the Seller (the “System”).

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that we are 99% confident that not more than 1% of the population of Loan Pool contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the Loan Pool and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

2.	Pool agreed upon procedures – residential portfolio

For each loan in the Sample Pool we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error.

2.1.	Borrower Name

In cases where the surname of the female applicant changed to the surname of the male applicant we are informed by the Issuer that such changes are as a result of the changes in the marital status of the applicant.  For the avoidance of doubt, we did not check that the changes in the surname of the applicant were due to the change in the marital status of the applicant as no evidence of changes to the marital status were available in the mortgage files.

2.1.1.
For each loan in the Sample Pool, we compared whether the borrower’s name(s) shown on the System substantially agreed with that shown on the Application Form. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the borrower’s name(s) agreed to the Application Form, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.1.2.
For each loan in the Sample Pool, we compared whether the borrower’s name(s) shown on the System substantially agreed with that shown on the latest offer, KFI or Home Loan Details noting whether it substantially agreed. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the borrower’s name(s) agreed with the latest offer, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.1.3.
For each loan in the Sample Pool, we compared whether the borrower’s name(s) shown on the System substantially agreed with that shown on the Certificate of Title (“COT”) / Official Copy of Register Entries. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the borrower’s name(s) agreed with the COT / Official Copy of Register Entries, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2.	Property address

We were instructed by the Issuer that this procedure should not include agreeing the postcode if other segments of the property address were sufficient to identify the property address.  Additionally, we were instructed by the Issuer that instances where the original plot address and final full postal address differ as the Issuer expects the property address to sometimes change as a mortgage progresses from application to completion and thus these should not be considered to be errors if the address was not substantially changed. For the avoidance of doubt, if the postcode was missing, incomplete or incorrect, or if the original plot address and final full postal address did not substantially differ, they were not considered to be an error.

2.2.1.
For each loan in the Sample Pool, we compared whether the property address shown on the System substantially agreed with that shown on the latest offer, KFI or Home Loan Details. Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred. We found that the property address substantially agreed with the latest offer, KFI or Home Loan Details, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2.2.
For each loan in the Sample Pool, we compared whether the property address shown on the System substantially agreed with that shown on the latest valuation report. Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred. We found that the property address substantially agreed with the latest valuation report, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2.3.
For each loan in the Sample Pool, we compared whether the property address shown on the System substantially agreed with that shown on the COT / Official Copy of Register Entries. Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred.  We found that the property address substantially agreed with the COT / Official Copy of Register Entries, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3.	Loan purpose

For each loan in the Sample Pool, we compared whether the loan purpose shown on the Sample Pool agreed with that shown on the Application Form / latest offer, KFI or Home Loan Details / the Home Loan Additional Information Form. We found that the loan purpose agreed with the Application Form / latest offer, KFI or Home Loan Details / the Home Loan Additional Information Form, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.4.	Amount advanced

For each loan in the Sample Pool, we compared whether the amount advanced (plus fees if fees were added to the loan) shown on the Sample Pool agreed with that shown on the latest offer, KFI or Home Loan Details for each mortgage loan, to within £1,000 or three months payments as shown on the offer. We found that the amount advanced agreed with the latest offer, KFI or Home Loan Details, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.5.	Current balance

For each loan in the Sample Pool, we compared whether the Current Principal Balance shown on the Sample Pool agreed within a tolerance of £250 with that shown in the System as at the Cut-off Date. We found that the current balance agreed within a tolerance of £250 with the System as at the Cut-off Date, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.6.	Original term

For each loan in the Sample Pool, we compared whether the original term shown on the Sample Pool agreed with that shown in the latest offer, KFI or Home Loan Details for each mortgage loan, to within 3 months. We found that the original term agreed with the latest offer, KFI or Home Loan Details, except for 4 errors.

Deloitte reference	Description of exception
DT250	Sample Pool = 192 months; source documents = 180 months
DT398	Sample Pool = 216 months; source documents = 240 months
DT402	Sample Pool = 231 months; source documents = 240 months
DT449	Sample Pool = 240 months; source documents = 252 months

As a result of the procedures performed there is a 99% confidence that not more than 3% of the First Pool Run contained errors.

2.7.	Valuation amount

For each loan in the Sample Pool, we compared whether the valuation amount shown on the Sample Pool agreed with that shown in the original valuation report or a letter from the valuer confirming the valuation in the file(s) relating to each mortgage loan. We found that the valuation amount agreed with the valuation report, except for 1 error.

Deloitte reference	Description of exception
DT142	Sample Pool = £231,000; valuation report = £250,000

As a result of the procedures performed there is a 99% confidence that not more than 2% of the First Pool Run contained errors.

2.8.	Valuation date

For each loan in the Sample Pool we compared whether the date of valuation shown on the Sample Pool agreed with the date of valuation shown on the original valuation report or a letter from the valuer confirming the valuation in the file(s) relating to each mortgage loan, to within 30 days. We found that the valuation date agreed with the valuation report, except for 1 error.

Deloitte reference	Description of exception
DT235	Sample Pool = 25/08/2006; valuation report = no date shown

As a result of the procedures performed there is a 99% confidence that not more than 2% of the First Pool Run contained errors.

2.9.	Credit search

For each loan in the Sample Pool, we compared whether the name(s) of at least the main borrower shown on the Sample Pool had a completed credit search(s) in that name in the form of an accept or pend Autoscore Decision Printout (“ADP”) document or a printout from the Autoscore Archive Database (“AAD”). We found that a credit search(s) had been completed in the name(s) of the borrower(s), with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.10.	Income confirmation

For each loan in the Sample Pool, we confirmed whether there was evidence on the loan file that income confirmation had been obtained. Evidence is defined as a copy of a P60, employer’s reference, bank statements, payslips, accountant certificate, salary calculator or financial statements. We found that there was evidence of income confirmation on the loan file, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.11.	Document signatories

2.11.1.	For each loan in the Sample Pool, we noted whether the Application Form had been signed in the designated signature space. We found the Application Form to be signed, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.11.2.
For each loan in the Sample Pool, we noted whether the valuation report where available had been signed in the designated signature space. We found the valuation report to be signed, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.11.3.
For each loan in the Sample Pool, we noted whether the COT had been signed in the designated signature space. It must be noted that the Official Copy of Register Entries does not require a designated signatory, so therefore this was not tested in the cases where there was an Official Copy of Register Entries on file but no COT. We found the above documents to be signed or on file, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.12.	Product type

For each loan in the Sample Pool we compared whether the product type shown in the Sample Pool agreed to that shown on the latest offer, KFI or Home Loan Details. We found that the product type agreed with the latest offer, KFI or Home Loan Details, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.13.	Credit Check

For each loan in the Sample Pool we noted whether an Accept decision was recorded on the Autoscore Decision Printout / the Autoscore Archive Database. We found that the accept decision was recorded on the Decision Printout / the Autoscore Archive Database, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.14.	Arrears balance

For each loan in the Sample Pool we compared whether the arrears balance shown on the Sample Pool as at the Cut-off Date agreed to within a tolerance of £50 of the arrears balance in the System. We found that arrears balance as at the Cut-off Date agreed to within a tolerance of £50 with the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

3.	Eligibility agreed upon procedures relating to the provisional loan pool

The Seller provided us with the data files ‘Lanark Master Trust 31 Jan 22.xlsx’ and ‘Indexed LTV.xlsx’ (the “Eligibility Data Files”) containing data in respect of the provisional loan pool as at 31 January 2022. For the avoidance of doubt, we have not independently verified the data in the Eligibility Data Files. We reviewed the Eligibility Data Files to confirm whether certain eligibility criteria of the Lanark Master Issuer plc mortgage sale agreement (the “MSA”) dated 3 August 2007 and as amended and restated on on 24 June 2011, 21 December 2011, 5 June 2013, 11 December 2014, 24 July 2015, 15 July 2016, 20 June 2017 and 25 June 2018, and the Lanark 2019-2 base prospectus dated 22 May 2019 had been met. Certain eligibility criteria included within the MSA cannot be validated against a data file and as such have not been tested.

The procedures performed were as follows:

•	All mortgage loans were originated after October 2002
•	No mortgage loan has a final maturity beyond 2069
•	No mortgage loan has a current principal balance outstanding of greater than £1,000,000, as at the Cut-off Date
•	Each relevant borrower is an individual
•	Each relevant borrower was at least 18 years of age at the time of completion of the mortgage loan
•	Each property security is a residential home
•	Each property security is located in England, Wales or Scotland
•	All mortgage loans are denominated in sterling
•
Each mortgage loan is a fixed rate mortgage loan, a standard variable rate mortgage loan, a variable rate mortgage loan, a capped rate mortgage loan, a discount rate mortgage loan or a tracker rate mortgage loan

•	No mortgage loan is a buy-to-let loan
•	No relevant borrower is an employee of the Seller or Yorkshire Bank Home Loans Limited
•	The maximum indexed loan-to-value (“ILTV”) for each borrower as at the date of assignment does not exceed 100%

We confirmed that each loan in the Eligibility Data Files agreed to the above with no exception.

4.	Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes or that our procedures cover the relevant requirements of Article 22 of Regulation 2017/2402 of the European Parliament and of the Council and we make no representations regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

5.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 12 April 2022, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Seller, the Arrangers, the Joint Lead Managers and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Seller, the Arrangers, the Joint Lead Managers and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter dated 12 April 2022. For the avoidance of doubt, the Arrangers, the Joint Lead Managers and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours faithfully

Deloitte LLP